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                                                                  EXHIBIT 23.1

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our reports in this Form 10-K into the Partnership's previously filed Registration Statement File Nos. 333-24717, 333-34581, 333-40815, 333-46343 and 333-60931.

                                                           ARTHUR ANDERSEN LLP

Minneapolis, Minnesota
October 8, 1998